Common Stock	9 Months Ended	12 Months Ended
	Dec. 31, 2013	Mar. 31, 2013
Common and Preferred Stock [Abstract]
Common Stock
Note 5 -      Common Stock

On January 18, 2011, the Company authorized one hundred million (100,000,000) shares of common stock. On January 18, 2011, the Company received a subscription for five million (5,000,000) shares of common stock for $25,000 from the former President of the Company, (See note 7).

On November 14, 2013, the Company authorized the issuance of 40,000 shares of common stock, at a price per share equal to $0.0001. As of the date of this filing, these shares have not been issued.

Note 5 -          Common Stock

On January 18, 2011, the Company authorized one hundred million (100,000,000) shares of common stock. On January 18, 2011, the Company received a subscription for five million (5,000,000) shares of common stock for $25,000 from the former President of the Company, (See note 7).